UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 4, 2014

Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Street, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		(713) 629-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 4, 2014, following the publication of its press release announcing results for the quarter ended June 30, 2014, Marathon Oil Corporation posted to the investor center section of its website at www.marathonoil.com a recorded earnings call discussing results for the quarter ended June 30, 2014, together with an accompanying presentation and an investor packet. The earnings call script, accompanying presentation and investor packet are furnished as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, to this report and are incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3 furnished herewith, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1      Marathon Oil Corporation second quarter 2014 earnings call script, dated August 4, 2014.

99.2      Marathon Oil Corporation second quarter 2014 earnings presentation, dated August 4, 2014, accompanying the script furnished as Exhibit 99.1.

99.3	Marathon Oil Corporation second quarter 2014 investor packet, dated August 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

August 6, 2014	By:	/s/ John R. Sult

Name: John R. Sult
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1              Marathon Oil Corporation second quarter 2014 earnings call script, dated August 4, 2014.

99.2	Marathon Oil Corporation second quarter 2014 earnings presentation, dated August 4, 2014, accompanying the script furnished as Exhibit 99.1.

99.3	Marathon Oil Corporation second quarter 2014 investor packet, dated August 4, 2014.